Schedule of Investments

AllianzGI Artificial Intelligence & Technology Opportunities Fund

November 30, 2019 (unaudited)

Shares		Value^
COMMON STOCK—45.7%
Auto Components—0.9%
67,885	Aptiv PLC	$6,373,044

Banks—0.9%
83,350	Citigroup, Inc.	6,261,252

Communications Equipment—0.5%
22,440	Motorola Solutions, Inc.	3,754,212

Electronic Equipment, Instruments & Components—2.9%
127,420	Cognex Corp.	6,393,935
66,600	Keysight Technologies, Inc. (d)	7,128,198
163,430	Trimble, Inc. (d)	6,623,818

		20,145,951

Equity Real Estate Investment Trusts (REITs)—1.9%
23,435	Equinix, Inc.	13,284,130

Healthcare Equipment & Supplies—2.0%
23,430	Intuitive Surgical, Inc. (d)	13,891,647

Healthcare Providers & Services—3.9%
47,970	Anthem, Inc.	13,847,020
48,080	UnitedHealth Group, Inc.	13,456,150

		27,303,170

Hotels, Restaurants & Leisure—2.0%
68,075	Hilton Worldwide Holdings, Inc.	7,147,875
85,595	Starbucks Corp.	7,312,381

		14,460,256

Household Durables—1.9%
84,835	Roku, Inc. (d)	13,604,989

Industrial Conglomerates—0.8%
33,325	Honeywell International, Inc.	5,950,179

Insurance—0.8%
75,610	Progressive Corp.	5,523,310

Interactive Media & Services—3.3%
6,345	Alphabet, Inc., Class A (d)	8,274,451
68,150	Facebook, Inc., Class A (d)	13,741,766
40,505	TripAdvisor, Inc.	1,150,342

		23,166,559

IT Services—3.5%
14,055	Mastercard, Inc., Class A	4,107,293
24,625	MongoDB, Inc. (d)	3,661,737
38,040	Okta, Inc. (d)	4,936,831
33,795	Twilio, Inc., Class A (d)	3,490,348
46,100	Visa, Inc., Class A	8,505,911

		24,702,120

Machinery—1.8%
75,070	Deere & Co.	12,615,513

Semiconductors & Semiconductor Equipment—9.6%
70,600	Analog Devices, Inc.	7,974,270
191,325	Applied Materials, Inc.	11,077,718
25,820	ASML Holding NV	6,987,408
117,090	Intel Corp.	6,797,075
443,910	Marvell Technology Group Ltd.	11,705,907
207,320	Micron Technology, Inc. (d)	9,849,773
78,710	NXP Semiconductors NV	9,097,302
66,855	Teradyne, Inc.	4,184,454

		67,673,907

Software—7.6%
99,650	Cadence Design Systems, Inc. (d)	7,000,413
27,250	Crowdstrike Holdings, Inc., Class A (d)	1,580,500
94,345	Microsoft Corp.	14,281,946
49,115	New Relic, Inc. (d)	3,340,802
56,805	Salesforce.com, Inc. (d)	9,252,967
15,285	ServiceNow, Inc. (d)	4,326,266
48,365	Trade Desk, Inc., Class A (d)	12,736,439
7,985	Workday, Inc., Class A (d)	1,430,273

		53,949,606

Technology Hardware, Storage & Peripherals—0.5%
54,380	Seagate Technology PLC	3,245,398

Thrifts & Mortgage Finance—0.9%
18,000	LendingTree, Inc. (d)	6,489,540

	Total Common Stock (cost—$315,958,887)	322,394,783

Principal Amount (000s)
CONVERTIBLE BONDS & NOTES—35.6%
Auto Components—0.9%
$6,250	Meritor, Inc., 3.25%, 10/15/37	6,696,117

Auto Manufacturers—0.9%
5,100	Tesla, Inc., 2.375%, 3/15/22	6,179,506

Biotechnology—0.9%
4,600	Illumina, Inc., 0.50%, 6/15/21	6,282,028

Commercial Services—2.7%
6,000	Chegg, Inc., 0.125%, 3/15/25 (a)(b)	6,202,074
5,400	Euronet Worldwide, Inc., 0.75%, 3/15/49 (a)(b)	6,440,930
5,500	Square, Inc., 0.50%, 5/15/23	6,422,364

		19,065,368

Computers—3.1%
5,500	CyberArk Software Ltd., zero coupon, 11/15/24 (a)(b)	5,819,000
5,100	Lumentum Holdings, Inc., 0.25%, 3/15/24	7,157,656
2,000	Pure Storage, Inc., 0.125%, 4/15/23	1,962,291
4,500	Rapid7, Inc., 1.25%, 8/1/23	6,710,341

		21,649,288

Electronics—1.0%
6,500	OSI Systems, Inc., 1.25%, 9/1/22	7,097,917

Healthcare-Products—1.8%
4,400	CONMED Corp., 2.625%, 2/1/24 (a)(b)	6,138,000
5,850	Insulet Corp., 0.375%, 9/1/26 (a)(b)	6,303,850

		12,441,850

Healthcare-Services—0.9%
3,650	Teladoc Health, Inc., 1.375%, 5/15/25	6,348,311

Internet—5.3%
4,300	IAC FinanceCo 3, Inc., 2.00%, 1/15/30 (a)(b)	4,724,625
5,600	Palo Alto Networks, Inc., 0.75%, 7/1/23	6,153,644
5,900	Proofpoint, Inc., 0.25%, 8/15/24 (a)(b)	6,169,995
6,000	Q2 Holdings, Inc., 0.75%, 6/1/26 (a)(b)	7,035,807
3,100	RingCentral, Inc., zero coupon, 3/15/23	6,652,136
6,000	Zillow Group, Inc., 1.375%, 9/1/26 (a)(b)	6,619,868

		37,356,075

Media—1.6%
5,000	DISH Network Corp., 3.375%, 8/15/26	4,728,125
5,000	Liberty Media Corp., 1.00%, 1/30/23	6,577,221

		11,305,346

Pharmaceuticals—0.9%
4,425	DexCom, Inc., 0.75%, 12/1/23 (a)(b)	6,726,829

Semiconductors—3.8%
5,000	Inphi Corp., 0.75%, 9/1/21	6,774,176
7,100	Microchip Technology, Inc., 1.625%, 2/15/27	9,290,253
8,150	ON Semiconductor Corp., 1.625%, 10/15/23	10,442,188

		26,506,617

Software—11.3%
5,400	Akamai Technologies, Inc., 0.125%, 5/1/25	6,048,814
6,700	Alteryx, Inc., 0.50%, 8/1/24 (a)(b)	6,626,704
4,000	Atlassian, Inc., 0.625%, 5/1/23	6,616,088
5,000	Benefitfocus, Inc., 1.25%, 12/15/23 (a)(b)	4,402,919
5,500	Coupa Software, Inc., 0.125%, 6/15/25 (a)(b)	6,648,936
5,200	DocuSign, Inc., 0.50%, 9/15/23	6,352,910
4,500	Envestnet, Inc., 1.75%, 6/1/23	5,481,562
4,200	Five9, Inc., 0.125%, 5/1/23	7,329,436
5,200	Guidewire Software, Inc., 1.25%, 3/15/25	6,526,532
5,000	j2 Global, Inc., 1.75%, 11/1/26 (a)(b)	5,107,198
4,900	LivePerson, Inc., 0.75%, 3/1/24 (a)(b)	6,134,076
5,500	Splunk, Inc., 0.50%, 9/15/23	6,625,825
6,000	Zynga, Inc., 0.25%, 6/1/24 (a)(b)	6,164,141

		80,065,141

Telecommunications—0.5%
4,285	Vonage Holdings Corp., 1.75%, 6/1/24 (a)(b)	3,847,464

	Total Convertible Bonds & Notes (cost—$245,610,405)	251,567,857

Shares
CONVERTIBLE PREFERRED STOCK—6.2%
Banks—0.8%
4,100	Wells Fargo & Co., 7.50% (c)	5,986,000

Equity Real Estate Investment Trusts (REITs)—1.3%
7,300	Crown Castle International Corp., 6.875%, 8/1/20, Ser. A	8,812,633

Healthcare-Products—1.8%
11,400	Danaher Corp., 4.75%, 4/15/22	13,004,436

Insurance—0.5%
25,000	Assurant, Inc., 6.50%, 3/15/21	3,246,750

Semiconductors—1.8%
11,250	Broadcom, Inc., 8.00%, 9/30/22	13,016,250

	Total Convertible Preferred Stock (cost—$43,480,574)	44,066,069

RIGHTS—0.0%
Media—0.0%
4,152	DISH Network Corp. exercise price $33.52, expires 12/9/19 (d) (cost—$0)	2,824

Principal Amount (000s)
Repurchase Agreements—8.2%
$57,535	State Street Bank and Trust Co., dated 11/29/19, 0.25%, due 12/2/19, proceeds $57,536,199; collateralized by U.S. Treasury Inflation Indexed Notes, 0.125%, due 7/15/22, valued at $58,689,546 including accrued interest (cost—$57,535,000)	57,535,000

	Total Investments (cost—$662,584,866) (e)—95.7%	675,566,533

	Other assets less liabilities—4.3%	30,306,210

	Net Assets—100.0%	$705,872,743

Notes to Schedule of Investments:

^

Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees of the Fund (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available (including in cases where available market quotes are deemed to be unreliable), and has delegated responsibility for applying the valuation methods to the investment manager. Allianz Global Investors U.S. LLC (the “Investment Manager”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Fund’s Valuation Committee may be selected or the Fund’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Fund’s Valuation Committee.

Short-term debt investments having a remaining maturity of 60 days or less are valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of the Fund is calculated. With respect to certain foreign securities, the Fund may fair-value securities using modeling tools provided by third- party vendors, where appropriate. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of the Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $101,112,416, representing 14.3% of net assets.

(b)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $101,112,416, representing 14.3% of net assets.

(c)	Perpetual maturity. The date shown, if any, is the next call date.

(d)	Non-income producing.

(e)

At November 30, 2019, the cost basis of portfolio securities for federal income tax purposes was $662,584,866. Gross unrealized appreciation was $18,703,276; gross unrealized depreciation was $5,721,609; and net unrealized appreciation was $12,981,667.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or the Fund’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the since inception period ended November 30, 2019 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with accounting principles generally accepted in the United States of America.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes — Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at November 30, 2019 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments for more detailed information on Investments in Securities):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 11/30/19
Investments in Securities—Assets
Common Stock	$322,394,783	—	—	$322,394,783
Convertible Bonds & Notes	—	$251,567,857	—	251,567,857
Convertible Preferred Stock	44,066,069	—	—	44,066,069
Rights	2,824	—	—	2,824
Repurchase Agreements	—	57,535,000	—	57,535,000

Totals	$366,463,676	$309,102,857	—	$675,566,533

Glossary:

REIT—Real Estate Investment Trust